UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 20, 2004
                Date of Report (date of earliest event reported)

                           -------------------------

                          Commission File Number 0-9653

                                   XICOR, INC.
             (Exact name of registrant as specified in its charter)

       California                                                 94-2526781
(State or other jurisdiction of                                (I.R.S.Employer
incorporation or organization)                               Identification No.)

933 Murphy Ranch Road, Milpitas, California                         95035
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (408) 432-8888


          (Former name or former address, if changed since last report)



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Item 12. Results of Operations and Financial Condition


         On April 20, 2004, Xicor, Inc. issued a press release announcing first quarter 2004 financial results. The press release is attached as Exhibit 99.1.

         The information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 ("The Exchange Act") or otherwise subject to the liabilities of that section, not shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      XICOR, INC., a
                                      California Corporation

                                      By /s/Louis DiNardo
                                        ----------------------------------------
                                      Louis DiNardo
                                      Chief Executive Officer
                                      (Principal Executive Officer)

                                      By /s/Geraldine N. Hench
                                        ----------------------------------------
                                      Geraldine N. Hench
                                      Vice President, Finance and Administration
                                      (Principal Financial Officer)

Date:  April 20, 2004



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       ------------

99.1 Press Release, dated as of April 20, 2004, entitled "Xicor, Inc. Reports First Quarter 2004 Results."